                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/   /    Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      ACM Income Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                                                    [LOGO OF ALLIANCE CAPITAL]
                                                         ACM INCOME FUND, INC.
                                         ACM GOVERNMENT OPPORTUNITY FUND, INC.
                                                 ACM MANAGED INCOME FUND, INC.
                                    ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                                          ACM MANAGED DOLLAR INCOME FUND, INC.
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                                      ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 20, 2002
To the Stockholders of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"):


Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2002 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 21, 2002:


1. To elect three Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies;

2. To approve an amendment to each Fund's charter to authorize the Board of Directors from time to time to amend the charter to increase or decrease the number of authorized shares of stock of any class or series without further action by the stockholders; and

3. To transact such other business as may properly come before the Meeting.




The Board of Directors of each Fund has fixed the close of business on December 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                        By Order of the Boards of Directors,
                                        Edmund P. Bergan, Jr.
                                        Secretary

New York, New York

February 21, 2002



-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.




                                PROXY STATEMENT
                             ACM INCOME FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                   ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                      ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105
                         -----------------------------
                      JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 20, 2002
                         -----------------------------

                                  INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 20, 2002 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 21, 2002.


The Board of Directors of the Funds have fixed the close of business on December 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. The outstanding voting shares of the Funds as of December 28, 2001 consisted of 224,216,861 shares of common stock of ACM I, 12,555,056 shares of common stock of ACM IV, 24,195,856 shares of common stock and 950 shares of Remarketed Preferred Stock, Series A of ACM V, 10,929,793 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C of ACM VII, 22,201,898 shares of common stock of ACM VIII, 8,777,373 shares of common stock of AWDGF, 77,850,368 shares of common stock of AWDGF II and 3,621,980 shares of common stock of AMA, each share being entitled to one vote.

1




At the Meeting, the holders of the preferred stock of ACM V and the holders of each series of preferred stock of ACM VII will have equal voting rights with the holders of the common stock of ACM V and ACM VII (i.e., one vote per share), respectively, and, except as discussed below, will vote together with the holders of ACM V and ACM VII common stock, respectively, as a single class on all proposals to be brought before the Meeting applicable to their respective Funds. The holders of the preferred stock of these Funds, voting separately as a class, have the right to elect two Directors of their Fund. The holders of the common stock of these Funds do not have the right to vote with respect to the election of those two Directors. In the case of both ACM V and ACM VII, these Directors are Ms. Ruth Block and Dr. James M. Hester. Dr. Hester is standing for re-election at the Meeting, as his current term expires as of then. Ms. Block is not standing for re-election at the Meeting, as her term does not expire until 2003.

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, (i) proxies from the holders of the common stock of ACM V and ACM VII will be voted for two Directors and (ii) all other proxies, including those from the holders of the preferred stock of ACM V and ACM VII will be voted for the election of three Directors. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by voting in person at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of matters to be determined by a plurality or majority of the votes cast on such matters (e.g. Proposal One). With respect to Proposal Two, the adoption of which requires the affirmative vote of a specified proportion of the outstanding shares of a Fund, an abstention or broker non-vote will have the effect of a vote against the matter. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

The Meeting is scheduled as a joint meeting of the stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the pro-

2




posal by any other Fund if such proposal is approved by the stockholders of the other Fund.

A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, if any, of the particular Fund, except that a quorum for the election of Dr. Hester as a Director of ACM V and ACM VII will consist of the presence in person or by proxy of the holders of a majority of the outstanding shares of preferred stock of the respective Funds. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on any proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal, including, as to Proposal Two, abstentions and broker non-votes will be voted against adjournment as to that proposal.


Each Fund has engaged Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004, to assist in soliciting proxies for the Meeting. Georgeson Shareholder Communications, Inc. will receive a total fee of $37,000 for its services, to be paid by the Funds as follows: ACM I--$7,500, ACM IV--$3,500, ACM V--$4,000, ACM VII--$3,500, ACM VIII--$4,000,
AWDGF--$3,500, AWDGF II--$7,500, and AMA--$3,500, plus reimbursement of out-of-pocket expenses.



                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

At the Meeting, three Directors of each Fund will be elected to serve for terms of three years, and, in each case, until his successor is elected and qualifies. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director, except that the affirmative vote of a plurality of the votes cast by the holders of the preferred stock of ACM V and ACM VII is required to elect Dr. Hester as a Director of those Funds. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of three individuals in Class Two, as described below.

Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of the members in Class Two will expire as of the Meeting, the terms of the members in Class Three will expire as of the annual meeting of stockholders to be held in 2003 and the terms of the members in Class One will expire as of the annual meet-

3




ing of stockholders to be held in 2004. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the respective stated expirations of their terms and until their successors are duly elected and qualify.

Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statements. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

At the Meeting, three Directors in Class Two of each of the Funds are standing for re-election. Mr. William H. Foulk, Jr. and Dr. James M. Hester are standing for re-election for each of the Funds, Mr. David H. Dievler is standing for re-election for ACM I, ACM IV, ACM V and ACM VII and Mr. John H. Dobkin is standing for re-election for ACM VIII, AWDGF, AWDGF II and AMA. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

Certain information concerning the Funds' Directors is set forth below. With respect to each Fund, only the Class Two Directors are standing for re-election.


                                                                                               Number of
                                                                                               Portfolios in
                           Year                                 Principal                      Alliance Fund      Other
                           Term as                              Occupation(s)                  Complex            Directorships
Name, Address              a Director       Years of Service    During                         Overseen           Held by
and Age                    Will Expire      as a Director*      Past 5 Years                   by Director        Director
---------------------      -----------      ----------------    -------------------------      -------------      -------------
INTERESTED
DIRECTOR**
John D. Carifa, 56,        Class Three      ACM I: 15           President, Chief               114                None
1345 Avenue of the         (2003)           ACM IV, V: 14       Operating Officer and
  Americas,                                 AWDGF: 10           a Director of Alliance
New York, NY 10105                          ACM VIII,           Capital Management
Chairman of the Board                       AWDGF II: 9         Corporation, the general
of each of the Funds                        ACM VII,            partner of the Adviser
                                            AMA: 8              ("ACMC"), with which he
                                                                has been associated since
                                                                prior to 1997.

4




DISINTERESTED
DIRECTORS
Ruth Block,#,              Class Three      ACM I: 15           Formerly an Executive          87                 None
71                         (2003)           ACM IV, V: 14       Vice President and
P.O. Box 4623,                              AWDGF: 10           Chief Insurance Officer
Stamford, CT                                ACM VIII,           of The Equitable Life
06903                                       AWDGF II: 9         Assurance Society of
                                            ACM VII,            The United States;
                                            AMA: 8              Chairman and Chief
                                                                Executive Officer of Evlico.
                                                                Formerly a Director of Avon,
                                                                BP Amoco Corporation,
                                                                Ecolab, Inc., Tandem
                                                                Financial Group and
                                                                Donaldson, Lufkin & Jenrette
                                                                Securities Corporation.

David H. Dievler,#,        Class One        ACM I: 15           Independent Consultant.        94                 None
72                         (ACM VIII,       ACM IV, V: 14       Until December 1994, Senior
P.O. Box 167,              AWDGF,           AWDGF: 10           Vice President of ACMC
Spring Lake, NJ            AWDGF II         ACM VIII,           responsible for mutual fund
07762                      and AMA          AWDGF II: 9         administration. Prior to joining
                           2004)            ACM VII,            ACMC in 1984, Chief Financial
                                            AMA: 8              Officer of Eberstadt Asset
                           Class Two                            Management since 1968. Prior
                           (ACM I, IV,                          to that, Senior Manager at Price
                           V and VII                            Waterhouse & Co., member of
                           2005##)                              the American Institute of
                                                                Certified Public Accountants
                                                                since 1953.

John H. Dobkin,#,          Class One        ACM I: 15           Consultant. Currently,         90                 None
59                         (ACM I, IV,      ACM VIII,           President of the Board of
P.O. Box 12,               V and VII        AWDGF II: 14        Save Venice, Inc. (preservation
Annandale, NY              2004)            AMA: 13             organization). Formerly a
12504                                       ACM I, IV, V,       Senior Adviser (June 1999-
                           Class Two        VII: 4              June 2000) and President
                           (ACM VIII,                           (December 1989-May 1999)
                           AWDGF,                               of Historic Hudson Valley
                           AWDGF II,                            (historic preservation).
                           AMA 2005##)                          Previously Director of the
                                                                National Academy of Design.
                                                                During 1988-92, Director
                                                                and Chairman of the Audit
                                                                Committee of ACMC.

William H. Foulk, Jr.,#,   Class Two        AWDGF: 10           Investment Adviser and         108                None
69                         (2005##)         ACM VIII,           Independent Consultant.
2 Sound View Drive                          AWDGF II: 8         Formerly Senior Manager
Suite 100                                   AMA: 7              of Barrett Associates, Inc., a
Greenwich, CT                               ACM I, IV, V,       registered investment adviser,
06830                                       VII: 4              with which he had been
                                                                associated since prior to 1997.
                                                                Former Deputy Comptroller
                                                                of the State of New York and,
                                                                prior thereto, Chief Investment
                                                                Officer of the New York Bank
                                                                for Savings.

5




Dr. James M. Hester,#,     Class Two        ACM I: 15           President of The Harry         12                 None
77                         (2005##)         ACM IV, V: 14       Frank Guggenheim
The Harry Frank                             AWDGF: 10           Foundation, with which
   Guggenheim                               ACM VIII,           he has been associated
   Foundation                               AWDGF II: 9         since prior to 1997.
527 Madison Avenue                          ACM VII,            Formerly President of
New York, NY                                AMA: 8              New York University
10022-4301                                                      and the New York
                                                                Botanical Garden.
                                                                Formerly Rector of the
                                                                United Nations University
                                                                and Vice Chairman of
                                                                the Board of the Federal
                                                                Reserve Bank of New York.

Clifford L. Michel,#,      Class One        ACM I: 15           Senior Counsel of the          90                 Placer Dome,
62                         (2004)           ACM IV, V: 14       law firm of Cahill Gordon                         Inc. (mining).
St. Bernards Road                           AWDGF: 10           & Reindel since February
Gladstone, NJ                               ACM VIII,           2001, and a partner of that
07934                                       AWDGF II: 9         firm for more than twenty-five
                                            ACM VII,            years prior thereto. President
                                            AMA: 8              and Chief Executive Officer
                                                                of Wenonah Development
                                                                Company (investments).

Donald J. Robinson,#,      Class One        ACM I, IV, V,       Senior Counsel of the          102                None
67                         (2004)           VII and VIII,       law firm of Orrick,
98 Hells Peak Road                          AWDGF,              Herrington & Sutcliffe LLP
Weston, VT                                  AWDGF II            since prior to 1997. Formerly
05161                                       and AMA: 7          a senior partner and a member
                                                                of the Executive Committee
                                                                of that firm. He was also a
                                                                member of the Municipal
                                                                Securities Rulemaking Board
                                                                and a Trustee of the Museum
                                                                of the City of New York.
-------------------------------------------------------------------------------------------------------------------------------



* "Years of Service" refers to the total number of years the Director has served as a Director.

**   "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of each Fund because of an affiliation with the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").

#    Member of the Audit Committee and the Nominating Committee of each Fund.

##   If re-elected at the Meeting.



It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), that each Director will invest specified minimum amounts, and (in the case of most of the Directors of the Funds) an overall total of at least $150,000, in shares of investment companies in the Alliance Fund Complex.

6




The dollar range of the Funds' securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.


                                                                Aggregate Dollar Range
                                                                 of Equity Securities
                            Dollar Range of Equity               of the Funds in the
                            Securities of the Funds             Alliance Fund Complex
                            as of December 31, 2001             as of December 31, 2001
                        ------------------------------          -----------------------
John D. Carifa          ACM I:        $10,001-$50,000               over $100,000
                        AWDGF II:     $1-$10,000
                        AMA:          $10,001-$50,000

Ruth Block              ACM I:        $10,001-$50,000               over $100,000
                        ACM V:        $10,001-$50,000
                        ACM VIII:     $10,001-$50,000
                        AWDGF II:     $10,001-$50,000
                        AMA:          $10,001-$50,000

David H. Dievler        ACM I:        $10,001-$50,000               over $100,000
                        ACM IV:       $1-$10,000
                        AWDGF II:     $1-$10,000
                        AMA:          $10,001-$50,000

John H. Dobkin          AWDGF II:     $1-$10,000                    over $100,000
                        AMA:          $10,001-$50,000

William H. Foulk, Jr.   ACM I:        $10,001-$50,000               over $100,000
                        ACM IV:       $1-$10,000
                        ACM V:        $1-$10,000
                        ACM VII:      $1-$10,000
                        ACM VIII:     $1-$10,000
                        AWDGF:        $1-$10,000
                        AWDGF II:     $1-$10,000
                        AMA:          $10,001-$50,000

Dr. James M. Hester     ACM I:        $10,001-$50,000               over $100,000
                        ACM IV:       $1-$10,000
                        ACM V:        $1-$10,000
                        AWDGF:        $1-$10,000
                        AMA:          $10,001-$50,000

Clifford L. Michel      ACM I:        $10,001-$50,000               over $100,000
                        ACM IV:       $1-$10,000
                        ACM V:        $1-$10,000
                        ACM VII:      $10,001-$50,000
                        ACM VIII:     $1-$10,000
                        AWDGF:        $10,001-$50,000
                        AWDGF II:     $1-$10,000
                        AMA:          $10,001-$50,000

Donald J. Robinson      ACM V:        $1-$10,000                    over $100,000
                        ACM VIII:     $10,001-$50,000
                        AMA:          $50,001-$100,000
---------------------------------------------------------------------------------------

7




As of December 28, 2001, the Directors and officers of each Fund as a group owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Funds Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

During its fiscal year ended in 2001, the Board of Directors of ACM I met 8 times; of ACM IV, 7 times; of ACM V, 7 times; of ACM VII, 7 times; of ACM VIII, 7 times; of AWDGF, 6 times; of AWDGF II, 8 times; and of AMA 7 times. Each Fund's Board of Directors has two standing committees of the Board an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above in the table listing Directors of the Funds. The Audit Committee of each Fund meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The Audit Committees of each of the Funds met 3 times during their Fund's most recently completed fiscal year, except the Audit Committee of AWDGF II met 2 times during its most recently completed fiscal year. The Nominating Committees of the Funds did not meet during the Funds' respective most recently completed fiscal years. The Nominating Committees were constituted for the purpose nominating persons to fill any vacancies on the Boards of Directors and do not currently consider for nomination candidates proposed by stockholders.

In accordance with the rules of the New York Stock Exchange, the Boards of Directors have determined that the members of the Audit Committees are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual.

None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Funds to the Directors during the Funds' respective fiscal years ended in 2001, the aggregate compensation paid to the Directors during calendar year 2001 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which the Directors serve as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

8





                                                                           Number of          Number of
                                                                           Investment         Investment
                                                                           Companies          Portfolios within
                                                                           in the Alliance    the Alliance
                                                                           Fund Complex,      Fund Complex,
                                                                           including          including
                                                   Compensation            the Funds,         the Funds,
                           Compensation from       from the Alliance       as to which        as to which
                           the Funds during        Fund Complex,           the Director       the Director
                           their Fiscal Years      including the           is a Director      is a Director
Name of Director           ended in 2001           Funds, during 2001      or Trustee         or Trustee
---------------------      ------------------      ------------------      -------------      -----------------
John D. Carifa             $-0-                    $-0-                    51                 114

Ruth Block                 $6,260 ACM I            $186,050.00             38                 87
                           $4,280 ACM IV
                           $3,893 ACM V
                           $1,914.25 ACM VII
                           $4,455 ACM VIII
                           $3,521 AWDGF
                           $3,529 AWDGF II
                           $3,955 AMA

David H. Dievler           $7,760 ACM I            $244,350.00             44                 94
                           $4,280 ACM IV
                           $3,893 ACM V
                           $1914.25 ACM VII
                           $4,455 ACM VIII
                           $3,521 AWDGF
                           $3,637 AWDGF II
                           $3,955 AMA

John H. Dobkin             $6,260 ACM I            $210,900.00             41                 90
                           $4,280 ACM IV
                           $3,893 ACM V
                           $1914.25 ACM VII
                           $4,454 ACM VIII
                           $3,521 AWDGF
                           $3,638 AWDGF II
                           $3,955 AMA

William H. Foulk, Jr.      $7,760 ACM I            $249,400.00             45                 108
                           $4,280 ACM IV
                           $3,893 ACM V
                           $1914.25 ACM VII
                           $4,455 ACM VIII
                           $3,521 AWDGF
                           $3,635 AWDGF II
                           $3,955 AMA

Dr. James M. Hester        $9,062 ACM I            $90,650.00              12                 12
                           $7,540 ACM IV
                           $7,403 ACM V
                           $4,231 ACM VII
                           $7,215 ACM VIII
                           $6,842 AWDGF
                           $5,012 AWDGF II
                           $7,215 AMA

9




Clifford L. Michel         $6,260 ACM I            $199,087.50             39                 90
                           $4,280 ACM IV
                           $3,705 ACM V
                           $1914.25 ACM VII
                           $4,455 ACM VIII
                           $3,521 AWDGF
                           $3,638 AWDGF II
                           $3,955 AMA

Donald J. Robinson         $6,260 ACM I            $186,050.00             41                 102
                           $4,280 ACM IV
                           $3,893 ACM V
                           $1914.25 ACM VII
                           $4,455 ACM VIII
                           $3,521 AWDGF
                           $3,636 AWDGF II
                           $3,955 AMA
---------------------------------------------------------------------------------------------------------------



Officer Information

Certain information concerning the Funds' officers is set forth below. The Funds' officers do not serve for fixed terms.



                         Position(s)
Name,                    (Month and Year              Principal Occupation
Address and Age*         Year First Elected)          during the past 5 years
-------------------      -------------------------    -------------------------
John D. Carifa (56)      Chairman of the Board of:    See biography on page 4.
                         ACM I (12/94)
                         ACM VIII (4/95)
                         AWDGF (4/95)
                         AWDGF II (4/95)
                         AMA (1/95)
                         President of:
                         ACM IV (12/94)
                         ACM V (12/94)
                         ACM VII (12/94)
                         AMA (1/95)

10




Wayne D. Lyski (60)      President,                   Executive Vice President
                         ACM I (6/87)                 of ACMC,** with which
                         ACM VIII (4/95)              he has been associated
                         AWDGF (4/95)                 since prior to 1997.
                         AWDGF II (4/95)
                         Senior Vice President,
                         ACM IV (7/88)
                         ACM V (12/94)
                         ACM VII (12/94)

Kathleen A. Corbet (41)  Senior Vice President,       Executive Vice President
                         ACM I (4/96)                 of ACMC,** with which
                         ACM IV (4/96)                she has been associated
                         ACM V (4/00)                 since prior to 1997.
                         ACM VII (4/95)
                         ACM VIII (6/95)
                         AWDGF (6/95)
                         AWDGF II (6/95)
                         AMA (9/94)

Gregory Dube (46)        Senior Vice President,       Senior Vice President and
                         ACM V (4/00)                 Head of the Global High
                         ACM VIII (4/00)              Yield Group of ACMC**
                         AWDGF II (4/00)              with which he has been
                                                      associated since 1998.
                                                      From 1996 to 1998, he was
                                                      a member of the Fixed
                                                      Income Group of Lazard
                                                      Freres.

Alfred Harrison (64)     AMA Senior Vice              Vice Chairman and Director
                         President (9/94)             of ACMC,** with which he
                                                      has been associated since
                                                      prior to 1997.

Thomas J. Bardong (56)   AMA Vice President (4/95)    Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1997.

Matthew Bloom (45)       ACM V Vice President (4/01)  Senior Vice President of
                                                      ACMC** since 1997.

11




George B. Caffrey (48)   Vice President,              Vice President of
                         ACM V (10/00)                ACMC** and a Portfolio
                         ACM VIII (10/00)             Manager since January
                                                      2000. Prior thereto, he
                                                      was with the High Yield
                                                      Bond Group at AIG Global
                                                      Investment Corp. since
                                                      prior to 1997.

Paul J. DeNoon (39)      Vice President,              Senior Vice President of
                         ACM I (3/93)                 ACMC,** with which he
                         ACM IV (9/94)                has been associated since
                         ACM V (10/00)                prior to 1997.
                         ACM VIII (10/00)
                         AWDGF (12/92)
                         AWDGF II (4/94)

David Dowden (39)        ACM VII Vice                 Senior Vice President of
                         President (4/95)             ACMC,** with which he has
                                                      been associated since 1997.

Terrance Hults (35)      ACM VII Vice                 Vice President of ACMC,**
                         President (12/95)            with which he has been
                                                      associated since prior to
                                                      1997.

John A. Koltes (59)      AMA Vice President (9/94)    Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1997.

Michael Mon (31)         Vice President,              Vice President of ACMC,
                         ACM I (4/00)                 with which he has been
                         ACM IV (7/99)                associated since June
                                                      1999. Prior thereto he
                                                      was a portfolio manager
                                                      at Brudage, Story and
                                                      Rose since 1988.
                                                      Previously, he was
                                                      employed as an Assistant
                                                      Vice President at
                                                      Mitchell Hutchins Asset
                                                      Management since prior to
                                                      1996.

Daniel Nordby (57)       AMA Vice President (4/99)    Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1997.

12




William E. Oliver (52)   ACM VII Vice                 Senior Vice President of
                         President (6/93)             ACMC,** with which he has
                                                      been associated since
                                                      prior to 1997.

Michael J. Reilly (37)   AMA Vice President (9/94)    Senior Vice President of
                                                      ACMC,** with which he has
                                                      been associated since
                                                      prior to 1997.

Christian Wilson (33)    ACM V Vice President (4/96)  Vice President of ACMC**
                                                      since 1997.

Mark D. Gersten (51)     Treasurer and                Senior Vice President
                         Chief Financial Officer,     of Alliance Global
                         ACM I (6/87)                 Investor Services, Inc.
                         ACM IV (6/88)                ("AGIS"),** with which
                         ACM V (7/88)                 he has been associated
                         ACM VII (2/93)               since prior to 1997.
                         ACM VIII (9/93)
                         AWDGF (3/93)
                         AWDGF II (4/94)
                         AMA (9/94)

Edmund P. Bergan,        Secretary,                   Senior Vice President
  Jr. (51)               ACM I (6/87)                 and the General Counsel
                         ACM IV (6/88)                of Alliance Fund
                         ACM V (7/88)                 Distributors, Inc.
                         ACM VII (2/93)               AGIS,** with which
                         ACM VIII (9/93)              he has been associated
                         AWDGF (3/93)                 since prior to 1997.
                         AWDGF II (4/94)
                         AMA (9/94)

Thomas R. Manley (50)    ACM VII Controller (4/99)    Vice President of ACMC**
                                                      since prior to 1997.
-------------------------------------------------------------------------------



* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.

**   An affiliate of each of the Funds.



Audit Committee Report

Each Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Audit Committees are set forth in the Audit Committee Charters. In brief, the role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent account-

13




ants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

The Audit Committee of the Board of Directors of each Fund will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent accountants of its Fund. Each Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Each Audit Committee has also considered whether the provision by its Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants the independent accountants' independence.

The members of the Funds' Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' accountants are in fact "independent".

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committees of the Boards of Directors

Ruth Block               Dr. James M. Hester
David H. Dievler         Clifford L. Michel
John H. Dobkin           Donald J. Robinson
William H. Foulk, Jr.

14




Independent Accountants

The Boards of Directors of the Funds at meetings held on July 18, 2001 (ACM IV, ACM V and ACM VIII), October 30, 2001 (ACM I, ACM VII and AWDGF) and January 23, 2002 (AWDGF II) approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, Ernst & Young LLP, independent accountants to audit the accounts of AWDGF II (for the fiscal year ending March 31, 2002), ACM IV (July 31, 2002), ACM V (August 31, 2002), ACM VIII (September 30, 2002), ACM VII and AWDGF (October 31, 2002) and ACM I (December 31, 2002). The Board of Directors of AMA similarly approved by vote PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of AMA for the fiscal year ending September 30, 2002. In reliance on Rule 32a-4 under the 1940 Act, the Funds are not seeking stockholder ratification of the selection of their independent auditors.

Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF and AWDGF II since the respective dates of their commencements of operations, and of ACM V since its fiscal year ended August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Accountants' Fees


The following table sets forth the aggregate fees billed by the independent accountants for each Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders;
(ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").


15





                                              Financial                                 All
                                              Information                               Other Fees for
                                              Systems             All                   Services Provided
                                              Design and          Other Fees*           to the Adviser
                                 Audit        Implementation      for Services          and Adviser
                                 Fees         Fees                Provided to Fund      Affiliates*
                                 -------      --------------      ----------------      -----------------
ACM Income Fund, Inc.            $48,000      $-0-                $39,243               $659,700
ACM Government
   Opportunity Fund, Inc.        $40,000      $-0-                $54,142               $550,800
ACM Managed Income
   Fund, Inc.                    $43,000      $-0-                $37,261               $500,800
ACM Municipal Securities
   Income Fund, Inc.             $40,000      $-0-                $46,650               $543,700
ACM Managed Dollar
   Income Fund, Inc.             $48,000      $-0-                $15,313               $499,800
Alliance World Dollar
   Government Fund, Inc.         $48,000      $-0-                $14,115               $543,700
Alliance World Dollar
   Government Fund II, Inc.      $55,000      $-0-                $12,489               $481,300
Alliance All-Market
   Advantage Fund, Inc.          $35,000      $-0-                $17,140               $108,154


-------------------------------------------------------------------------------

* The fees vary significantly because they are presented based on the Funds' respective most recently completed fiscal years. The fees listed in the last column are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.



The Boards of Directors recommend that the stockholders of each Fund vote "FOR" the re-election of the Directors in Class Two to continue to serve as Directors of each Fund.


                                  PROPOSAL TWO

               AMENDMENT TO THE CHARTER OF EACH FUND TO AUTHORIZE
                  THE BOARD OF DIRECTORS FROM TIME TO TIME TO
                 INCREASE OR DECREASE THE NUMBER OF AUTHORIZED
                          SHARES OF STOCK OF THE FUND

At meetings held on October 29, 2001, each Fund's Board of Directors considered and approved a proposed amendment to its Fund's Charter authorizing the Board of Directors, in its sole discretion, to amend the Charter from time to time to increase or decrease the aggregate number of authorized shares of stock or the number of shares of stock of any class or series of the Fund, and recommended the Charter amendment to stockholders for their approval. The affirmative vote of a majority of the votes entitled to be cast by the stockholders of a Fund is required to approve the Charter Amendment. If the amendment is approved by a Fund's stockholders, a new section will be added at the end of Article FIFTH of that Fund's Charter, to read as follows:

              "The Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue."

16




In approving the Charter proposed amendment, the Board of Directors of each Fund considered the Adviser's expressed concern that in certain circumstances a change in the number of the Fund's authorized shares may be desirable (e.g., in order to permit a proposed stock split or an offering of stock) but that the current requirement for stockholder approval of the change could involve delays that are not consistent with the best interests of stockholders. In addition, satisfying the requirement for stockholder approval could involve the significant expense of a special meeting of stockholders, including the costs of preparing, printing and mailing proxy materials to stockholders.

The authorized capital stock of each Fund and the number of shares of common stock and preferred stock issued and outstanding are set forth below.


                                                      Shares of Common       Shares of Preferred
                                 Shares of            Stock Issued and       Stock Issued and
                                 Authorized           Outstanding as of      Outstanding as of
                                 Capital Stock        December 28, 2001      December 28, 2001
                                 -------------        -----------------      -------------------
ACM Income Fund, Inc.            300,000,000          224,216,861            --
ACM Government
   Opportunity Fund, Inc.        300,000,000          12,555,056             --
ACM Managed Income
   Fund, Inc.                    300,000,000          24,195,856             950
ACM Municipal Securities
   Income Fund, Inc.             100,000,000          10,929,793             3,600
ACM Managed Dollar
   Income Fund, Inc.             300,000,000          22,201,898             --
Alliance World Dollar
   Government Fund, Inc.         100,000,000          8,777,373              --
Alliance World Dollar
   Government Fund II, Inc.      300,000,000          77,850,368             --
Alliance All-Market
   Advantage Fund, Inc.          300,000,000          3,621,980              --
------------------------------------------------------------------------------------------------


If the stockholders of a Fund approve the Charter amendment, the Board of Directors may cause the issuance of the additional shares of stock of any class or series of the Fund without further action by the stockholders, unless stockholder approval is required by applicable law or by the rules of the New York Stock Exchange or any other exchange upon which the Fund's stock is then listed.

Each Fund's Board of Directors recommends that the stockholders of that Fund vote "FOR" the approval of the amendment to the Fund's Charter to authorize the Board of Directors to amend the Charter from time to time to increase or decrease the number of authorized shares of capital stock of the Fund.

17




                    INFORMATION AS TO THE INVESTMENT ADVISER
                      AND THE ADMINISTRATORS OF THE FUNDS

Each Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I is Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II and AMA is the Adviser. Prudential Investments Fund Management LLC, Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the NYSE initial reports of ownership and reports of changes in ownership of shares of the Funds. For each Fund's fiscal year ended in 2001, all such reports were timely filed.

                                 OTHER MATTERS

Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

As of December 28, 2001, Aon Corporation and Combined Insurance Company of America, each with an address of 200 East Randolph Street, Chicago, Illinois 60601, were believed by management of ACM IV to beneficially own an aggregate of 4,552,708 shares, or 36.26%, of the outstanding common stock of ACM IV.

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS


Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 24, 2002 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's By-laws.



The persons named as proxies for the 2003 Annual Meeting of Stockholders will, with respect to the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by January 7, 2003 (or such earlier date as may be specified by an advance notice provision in the Fund's By-laws). If a Fund receives such

18




timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.


                            REPORTS TO STOCKHOLDERS

Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call Alliance Global Investor Services at (800) 227-4618 or write to Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Boards of Directors,
                                        Edmund P. Bergan, Jr.
                                        Secretary



February 21, 2002

New York, New York

19




TABLE OF CONTENTS                                                       Page
----------------------------------------------------------------------------

Introduction                                                               1
Proposal One: Election of Directors                                        3
Proposal Two: Amendment to the Charter of each Fund to Authorize the
   Board of Directors from Time to Time to Increase or Decrease the
   Number of Authorized Shares of Stock of the Fund                       16
Information as to the Investment Adviser and the Administrators of
   the Funds                                                              18
Other Matters                                                             18
Submission of Proposals for the Next Annual Meeting of Stockholders       18
Reports to Stockholders                                                   19





                             ACM Income Fund, Inc.
                     ACM Government Opportunity Fund, Inc.
                         ACM Managed Income Fund, Inc.
                   ACM Municipal Securities Income Fund, Inc.
                      ACM Managed Dollar Income Fund, Inc.
                  Alliance World Dollar Government Fund, Inc.
                 Alliance World Dollar Government Fund II, Inc.
                    Alliance All-Market Advantage Fund, Inc.




_______________________________________________________________________________

[LOGO OF ALLIANCE CAPITAL]
Alliance Capital Management L.P.
_______________________________________________________________________________


NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
March 20, 2002

PROXY                 ACM INCOME FUND, INC.                 PROXY

         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 20, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of ACM Income Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on March 20, 2002 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.


IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS; "FOR" THE AMENDMENT TO THE CHARTER AUTHORIZING THE BOARD OF DIRECTORS FROM TIME TO TIME TO INCREASE OR DECREASE THE NUMBER OF AUTHORIZED SHARES OF STOCK OF THE CORPORATION; AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
 AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

_________________________         _________________________

_________________________         _________________________

_________________________         _________________________

                      ACM INCOME FUND, INC.

    Your Board of Directors
    urges you to vote "FOR" the
    election of all Nominees
    and "FOR" Proposal Two.

                                    Please mark votes as in this example: /X/


                                                      WITHHOLD     FOR ALL
1.  Election of Directors               FOR ALL       FROM ALL     EXCEPT AS
                                        NOMINEES      NOMINEES     NOTED ABOVE
                                        /      /     /      /      /      /
    Class Two Nominees
    (term expires 2005):

    (01) David H. Dievler
    (02) William H. Foulk
    (03) Dr. James M. Hester


2.  Approval of amendment to the           FOR       AGAINST      ABSTAIN
    Charter authorizing the              /     /     /     /      /     /
    Board of Directors from time to
    time to increase or decrease the
    number of authorized shares of
    stock of the Corporation.


3.  To vote and otherwise represent
    the undersigned on any other
    matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournment thereof, in the
    discretion of the proxy
    holder(s).


                               Mark here for address change and note
                               at left                            /  /

                               Please be sure to sign and date this Proxy.

                               ______________________________________
                               (Signature of Stockholder)

                               ______________________________________
                               (Signature of joint owner, if any)

                               Date _______________, 2002




















































00250209.AV1